Exhibit 99.3

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1

3Q04 Earnings Call

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Main Street Banks, Inc.	NASDAQ: MSBK

Cautionary Statement

SPECIAL CAUTIONARY NOTICE

REGARDING FORWARD-LOOKING STATEMENTS

Certain of the statements made herein under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere, including information incorporated herein by reference to other documents, are “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, and which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation:

•future local and national economic or business and real estate market conditions; •governmental monetary and fiscal policies, as well as legislative and regulatory changes, including banking, securities and tax laws and regulations; •the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; •credit risks of borrowers; •the effects of competition from a wide variety of local, regional, national, and other providers of financial, investment, and insurance services; •the failure of assumptions underlying the establishment of allowances for possible loan losses and other estimates; •the risks of mergers and acquisitions, including, without limitation, the related costs, including integrating operations and personnel as part of these transactions and the failure to achieve expected gains, revenue growth and/or expense savings from such transactions; •changes in accounting rules, policies and practices; •changes in technology and/or products – especially those that result in increased costs to us or less benefits to us than we had expected; •the effects of war or other conflict, acts of terrorism or other catastrophic events; and •other factors and risks described in any of our subsequent reports that we make with the Securities and Exchange Commission (the “Commission”) under the Exchange Act. All written or oral forward-looking statements that are made by or are attributable to us are expressly qualified in their entirety by this cautionary notice. Our forward-looking statements apply only as of the date of this report or the respective date of the document from which they are incorporated herein by reference. We have no obligation and do not undertake to update, revise or correct any of the forward-looking statements after the date of this report, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

This presentation does not constitute an offer to sell, and is not a solicitation of an offer to buy securities, nor shall there be any offer or sale of securities in any state or jurisdiction in which such offer or sale would be unlawful.

Agenda

•                  Welcome and introduction of participants

•                  Company overview

•                  Recent developments at Main Street

•                  Announcement of third quarter results

•                  Presentation of third quarter financials

•                  Factors impacting third quarter results

•                  Questions and answers

Call Participants

Executive	Position

Edward C. Milligan	Chairman & CEO
Samuel B. Hay	President & COO
Robert D. McDermott	EVP & CFO

Company Overview

•                  Market leader in community banking in metro Atlanta

•                  Atlanta MSA: 3X the US average population growth rate

•                  Unique position: High operating performance in a strong growth market…filling a customer and market demand void

•                  22 banking centers in 18 of Atlanta’s most vibrant and fastest-growing communities

•                  Assets of $2.3 billion

NASDAQ:	MSBK
Share Price:	$29. 66*
52 Week Range:	$24.90 to $31.23
Diluted Shares Outstanding:	20.0 Million
Market Capitalization:	$575.7 Million
Average Daily Volume:	32,000**
Trailing 12-Month P/E :	19.26
Total Assets:	$2.3 Billion

* As of October 15 2004

** Last 90 days

•     Covering Analysts:

•      FTN Midwest Research

•      Keefe, Bruyette and Woods

•      Morgan Keegan

•      Raymond James

•      Sandler O’Neill

•      SunTrust Robinson Humphrey

•      FIG Partners

•      Stanford Group

•      Sidoti and Company LLC

Recent Developments

•     Announced planned management transition as of year end

•     Presented at KBW 5th Annual Community Bank Investor Conference in New York in July

•     Announced capital offering under shelf registration

•     Grew loans 17% over 3Q03

•     Grew low cost core deposits 18% over 3Q03

•     Opened replacement banking center in Winder in September

•     Closed Lilburn Banking Center in early October

•     Building three new and two replacement banking centers presently

•     Ranked 46 of 250 banks $1 to $5.5 billion in 3 year average ROE (U.S. Banker, August 2004)

Third Quarter Performance

•     Net income of $8.3 million, up 17% from 2003

•     Diluted earnings per share of $0.41 versus $0.36 for 2003, up 14%

•     Cash operating EPS of $0.42 versus $0.37 for 2003, up 14%

•     Asset quality remains strong

•     Strong loan and transaction deposit growth

Operating Income ($ Millions)

[CHART]

	Third Qtr. 2003	Third Qtr. 2004	$ Change	% Change
Net Income	$7.1	$8.3	$1.2	17%
Operating Income	$7.2	$8.4	$1.2	17%
PER SHARE DATA
Diluted	$0.36	$0.41	$0.05	14%
Operating diluted	$0.37	$0.42	$0.05	14%

Loans Outstanding

($ Millions)

[CHART]

	Third Qtr 2003	Third Qtr 2004	$ Change	% Change
Loans Outstanding	$1,412.0	$1,653.6	$242.6	17%

Deposits ($ Millions)

[CHART]

	Third Qtr 2003	Third Qtr 2004	$ Change	% Change
Main Street Banks, Inc.
Low Cost Core	$736.7	$868.5	$131.8	18%
Time Deposits	700.9	761.8	60.9	9%
Total Deposits	$1,437.6	$1,630.3	$192.7	13%

Net Interest Income

($ Millions)

[CHART]

	Third Qtr 2003	Third Qtr 2004	$ Change	% Change
Net Interest Income	$19.0	$21.1	$2.1	11%
Net Interest Margin	4.55%	4.32%	(0.23)%	(5)%

Credit Quality

	Third Quarter 2003	Fourth Quarter 2003	First Quarter 2004	Second Quarter 2004	Third Quarter 2004
Net annualized charge-offs as a % of average loans	0.19%	0.24%	0.15%	0.09%	0.11%

Non-performing assets as a % of total assets, period-end	0.64%	0.68%	0.35%	0.41%	0.26%

Reserve for possible loan losses as a % of loans, period-end	1.47%	1.47%	1.47%	1.45%	1.47%

Non-interest Income

($ Millions)

[CHART]

	Third Qtr 2003	Third Qtr 2004		$ Change		% Change
Non-Interest Income	$6.5	$7.8		$1.3 20%
Insurance Agency commissions	$1.2	$2.5		$1.3		108%
Mortgage Banking Income	$1.1	$0.8	$	<0.3	>	<27 >%
Income from SBA Lending	$0.4	$1.3		$0.9		225%

Operating Expense

($ Millions)

[CHART]

	Third Qtr 2003	Third Qtr 2004		$ Change		% Change
Operating Expense	$14.4	$15.5		$1.1		8%
Total Personnel Expense	$8.1	$9.2		$1.1		14%
Occupancy	$1.8	$2.1		$0.3		17%
All Other Expenses	$4.5	$4.2	$	<0.3	>	<7 >%

Performance Objectives

•                  Cash ROTA of 1.60% and cash ROTE of 18.0%

•                  Annual cash EPS growth of 12% to 15%

•                  Dividend payout of 30% to 35%

•                  Fee income ratio of 30% by 2005

•                  Maintain superior asset quality

Guiding Principles

•                  Solidify our position as Atlanta’s market leader in community banking

•                  Continue strong internal growth of loans and deposits

•                  80% internal growth; 20% via acquisition

•                  Disciplined, limited, rational acquisition strategy

Sales and Marketing

•                  Strong double digit loan and low cost core deposit growth

•                  Consolidated Winder Banking Center and Winder Insurance Office into new Winder Banking Center in September

•                  Closed Lilburn Banking Center in October

•                  Replacement banking center in Conyers to open in 4Q04

•                  Midtown Banking Center to open in December

•                  Galleria Banking Center to open 3Q05

•                  Construction of Suwanee Banking Center underway

•                  Waiting on master development for replacement banking center in Marietta

•                  Now conducting company-wide checking campaign

Fee Income

•                  Noninterest income up 20% over 3Q03

•                  SBA revenue up 200% over 3Q03

•                  Increased brokerage revenue 51% over 3Q03

•                  Mortgage revenue steady over last three quarters

•                  Grew insurance revenues 26% internally over 3Q03

•                  Payroll Solutions now adding ten new clients per month with total of 106 at present

M&A Activity

•                  Not actively pursuing bank deals at present

•                  Continuing to build on internal growth success

•                  Interested in further insurance deals within footprint

•                  Possible purchases of insurance “books” of business

Profit Improvement

•                  Positive results from combining sales and service functions in 2Q

•                  Continue to leverage new systems for reporting and efficiencies

•                  Ahead of flat FTE goal for 2004

•                  Consolidated Lilburn Banking Center into Tucker Banking Center

•                  Fine-tuning productivity models for various kinds of platform activity

•                  Reduced other operating expenses 7% over 3Q03

•                  Total operating expenses down 4% from 2Q03 with onetime charges

•                  Total operating expenses up 7.8% from 3Q03 despite 18% asset growth

Staffing and Support Functions

•                  Semi-annual mystery shopping and client surveys now in process

•                  404 on schedule with “walkthrough” analysis substantially complete and testing of financial controls well underway

•                  Completed company-wide online compliance training program

•                  Developed new exception tracking and accountability for compliance

•                  Now implementing Jack Henry electronic signature tablet imaging

•                  Added two processing and two quality control jobs to loan operations due to loan growth

•                  Added one professional to Risk Management audit area to focus on exception reporting

Asset Quality

•                  Annualized net charge-offs of 11 bp in third quarter

•                  NPAs to Assets 26 bp at quarter end

•                  Delinquency trends are stable to improving

•                  98% of portfolio is collateralized and principal guaranteed

•                  No shared national credits

•                  Largest credit is less than 1% of portfolio

Business Pipeline

•                  Lending to stable commercial and residential RE sectors

•                  Maintaining mix of owner-occupied credits

•                  Focusing deposit incentives on checking balances and consumer relationships

•                  Mandating compensating balances on loan relationships

•                  Improving fee income with insurance acquisition, SBA legislative resolution and payroll service

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